Merger of Building Materials Holding Corporation and Stock Building Supply A Compelling Strategic Combination June 3, 2015 Exhibit 99.2

Disclaimer

Non-GAAP
Financial
Measures
Forward-Looking Statements
This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “might,” “predict,” “future,” “seek to,” “assume,” “goal,” “objective,” “continue,” “will,” “could,” “should,” “would,” “anticipate,”
“estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “prospects,” “potential” and “forecast,” or the negative of such terms and other words, terms and phrases of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Stock Building Supply
Holdings, Inc. (“STOCK” or “STOCK BUILDING SUPPLY”) cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement.  Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger involving Building Materials Holding Corporation (“BMC”) and Stock Building Supply, including future financial and operating results,
Stock Building Supply’s or BMC’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not historical facts. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: the ability to obtain the requisite BMC and Stock Building Supply shareholder approvals; the risk that Stock Building Supply or BMC may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; the risk that a condition to closing of the merger may not be satisfied; the timing to consummate the proposed merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on merger-related issues; general worldwide economic conditions and related uncertainties; the effect of changes in governmental regulations; and other factors discussed or referred to in the “Risk Factors” section of Stock Building Supply’s most recent Annual
Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 2, 2015, and our subsequent filings with the SEC. These risk factors, as well as other risks associated with the merger, will be more fully discussed in the Registration Statement and the Proxy /Consent Solicitation Statement/Prospectus (as
defined below). All such factors are difficult to predict and are beyond Stock Building Supply and BMC’s control.  All forward-looking statements attributable to Stock
Building Supply or persons acting on Stock Building Supply’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and Stock Building Supply and BMC undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America. Our management believes such measures are useful to investors. Because the Company’s calculations of these measures may differ from similar measures used by other companies, you should be careful when comparing the Company’s non-GAAP financial measures to those of other companies.  A reconciliation of non-GAAP financial measures to GAAP financial measures is included in an appendix to this presentation.

Proven Leadership
Jeff Rea
President
and
CEO
Joined Stock in 2010 as President and CEO
Served as President of TE Connectivity’s Specialty
Group and as SVP of the Building Products Group
at Berkshire Hathaway’s Johns Manville
15 years of experience in various leadership roles
at General Electric
Jim Major
Executive Vice
President, CFO
Joined Stock in 1998 as assistant controller
22 years of experience various in finance positions
Previously served as audit manager at
PricewaterhouseCoopers
Bryan Yeazel
Executive Vice
President, COO
Joined Stock in 2005 as General Counsel
Previously served as Executive Vice President,
Chief Administrative Officer, General Counsel &
Corporate Secretary at Stock
Previously served as global capital markets and
M&A lawyer at Hunton
& Williams
Peter Alexander
CEO
Joined BMC in January 2010 as director and
appointed CEO in August 2010
21 years of experience in the distribution industry
Served as SVP for ComputerLand International,
SVP for GE Capital, President of AmeriData Global
and CEO of ORCO Construction Supply
Michael Kestner
CFO
Joined BMC in April 2013
35 years of experience in senior finance positions
13 years as CFO at Hilite International, Inc., 4 years
as CFO of Sinter Metals, Inc., and public company
director
Tony
Genito
Chief
Integration
Leader
Joined BMC in 2015
34 years of experience in senior financial and M&A-
related positions
10 years as CFO at Spectrum Brands Holdings
Corp, and 12 years with Schering-Plough
Corporation in various positions
Previously served as senior audit manager at
Deloitte & Touche
___________________________
Note: Check marks denote today’s presenters.

A Compelling Strategic Combination
Creates
a
leading
national
building
materials
distribution
platform
with
over
$2.7
billion
(1)
of
combined
LTM
net
sales
through March 31, 2015
Broad geographic reach, local market leadership and comprehensive product and services portfolio
Leadership in Attractive
Growth Markets Poised for
Continued Recovery
Compatible Cultures,
Strategies and Operating
Principles
Attractive Value Creation for
All Shareholders
Enhanced Geographic
Diversity and Capabilities
A Market Leader with
National Scale
Significant market expansion in attractive geographies: Stock footprint increases from 21 to 42 metropolitan areas on a combined basis
Both organizations focus on value-added products and services; combined capabilities increase significantly as best practices expanded to 2x revenue
Market leadership in highly attractive long-term growth markets throughout the U.S.
New construction and R&R markets poised for continued recovery
Deep commitment to providing solutions to customers; highly focused on delivering a broad range of quality products and value-added services
Strong operating platforms and complimentary strategic roadmaps create significant integration opportunities
Highly attractive combined organic growth and return profile
Significant
synergies
anticipated
-
$30
to
$40
million
annually
Opportunities to accelerate growth on combined platform through broader service and product capabilities
Transaction expected to be EPS accretive in the first full year following closing
Strong balance sheet and financial flexibility support continued pursuit of attractive growth opportunities
All-stock transaction allows all shareholders to participate in value creation from transaction
1
4
2
3
5
___________________________
1.
Includes $134 million in LTM net sales from VNS Corporation, which was acquired by BMC in May 2015.

•
Stock-for-stock, tax-free exchange
•
Stock shareholders: 40% / BMC shareholders: 60%
•
BMC shareholders receive 0.5231 Stock Building Supply share for each BMC share
•
Implied pro forma Enterprise Value of $1,538 million as of June 2, 2015
•
Pro forma debt of $363 million
(1)
, including $250 million notes due 2018
•
Committed financing at close through upsized $450 million revolving ABL facility
•
Combined company will retain top talent from both companies
•
Jeff
Rea
–
Will
remain
Board
member
•
Peter
Alexander
–
CEO
•
Jim Major –
CFO
•
Bryan
Yeazel
–
CAO
&
General
Counsel
•
Tony
Genito
–
Chief
Integration
Leader
•
Board of Directors: Peter Alexander, Jeff Rea, plus independent directors from each Company’s current Board
•
Shareholder vote by both Stock Building Supply and BMC shareholders
•
Transaction supported by BMC management and over 50% of existing BMC shareholders
•
Conditional on customary regulatory and shareholder approvals
•
Expected to close in Q4 of 2015
Transaction Overview
Structure
Ownership
Implied
Consideration
Post-Close
Governance and
Management
Timing and
Closing
Conditions
___________________________
1.
Pro forma debt as of 3/31/15, excludes transaction costs and includes $5 million of BMC Revolver borrowings used to fund the acquisition of VNS Corporation in May 2015.

BMC
Stock Building Supply
A Combination of two Market Leading Platforms
Operations
•
38 Distribution Yards
•
18 Truss Manufacturing Facilities
•
23 Millwork Operations
•
Various Design Centers and Showrooms
LTM 3/31/15 Net Sales
•
48 Distribution Yards
•
15 Truss Manufacturing Facilities
•
20 Millwork Operations
•
Various Design Centers and Showrooms
$1,449 million
(1)
$1,313 million
Employees
~5,300
~3,200
Key Service
Capabilities
•
Distribution Services, Construction Services,
Structures and Millwork Manufacturing
Showrooms and Design Centers, Project
Planning
•
Distribution Services, Installation Management,
Structures and Millwork Manufacturing,
Showrooms and Design Centers, Project
Planning, eBusiness
___________________________
1.
Includes $134 million in LTM net sales from VNS Corporation.

BMC / STOCK Building Supply
BMC
STOCK Building Supply
BMC / STOCK Building Supply
BMC
STOCK Building Supply

$41
$161
$85
$1,313
$2,762
$1,449
Pro
Forma
LTM
3/31/15
Revenue
(1)
($ in millions)
Pro
Forma
LTM
3/31/15
Adjusted
EBITDA
(1)
($ in millions)
5.8%
5.9%
3.1%
Highly Attractive Financial Profile
Combined company will have a strong balance sheet with significant growth opportunities
Expected
Run-Rate
Synergies
$30 -
$40mm
___________________________
1.
BMC results include $134 million in LTM net sales and $6 million in LTM adjusted EBITDA from VNS Corporation.
2.
Pro forma combined Adjusted EBITDA assumes the midpoint of the expected run-rate synergies range.
(2)

Building Materials Holding Corporation Overview: A Leader in Highly Attractive Markets

BMC is a market leader in highly attractive regions throughout the U.S. and is predominately focused in the West
Overview of BMC
Overview
Historical Financial Performance
Has provided local expertise to professional
builders focused on residential and light
commercial construction for 28 years
Strong presence in attractive markets in the West,
Texas and Southeast
Presence in 27 metropolitan areas, primarily in
the south and west
Year-round construction cycle in most markets
Dedicated workforce of approximately 5,300
employees
Operationally well-positioned to continue to
benefit from the housing market recovery
Single Family Building Permits
BMC Markets
Rest of U.S.
2012 –
2014 CAGR: 91.3%
7
$887
$1,210
$1,311
2012
2013
2014
($ in millions)
$21
$65
$77
2012
2013
2014
350
322
394
472
476
2010
2011
2012
2013
2014
97
96
125
149
159
2010
2011
2012
2013
2014
2012 –
2014 CAGR: 21.6%

Product Overview & Service Offering
BMC 2014 Sales Mix
Lumber & Building Materials (LBM)
Truss
Millwork
Construction Services
Overview of BMC's Product and Service Offering
Over the past several years BMC has optimized its operational mix with a greater focus on value-
added business lines
8
Lumber & Building
Materials (LBM)
43%
Truss
6%
Millwork
29%
Construction
Services
22%

ACCOUNT
MANAGEMENT

PRODUCT
SERVICES

CONSTRUCTION
SERVICES

PROJECT
EXPERTISE

DESIGN
CENTERS

READY-FRAME

LESS RISK. LESS LABOR. LESS WASTE.

Differentiated, Value-Added Service Offering
Account
Management
BMC’s Value-Added Service Capabilities
BMC distinguishes itself in the market by delivering value-added service capabilities, which in combination with its broad product offering, delivers comprehensive solutions for customers
Job site visits
throughout project
keep customers on
budget and on
schedule
Quotes and
estimates
Blueprint and plan
take-off services
Design
Centers
Product
Services
Construction
Services
Project
Expertise
Ready-Frame
Production of
unique custom
doors, molding and
other millwork
using state-of-the-
art CAD design
and manufacturing
Manufacture of
custom millwork to
specifications, with
CAD design
service
Distribute and
install custom
windows, built to
order
Delivery and
installation pre-
hung doors and
windows, stairs,
cabinets, and
interior and
exterior trim
Specialize in light
commercial and
multi-family
construction
projects
Motels
Multi-family
Residential
Restaurants
Retail
Strip Malls
Used by builders to
construct wall
panels, roof
trusses, floor
trusses, floors and
framing solutions
Utilizes proprietary
commercial
software &
equipment creating
a unique brand
with a targeted
sales and
marketing process
Design
specialists
help
guide customers
through product
selection with
trained eyes,
construction know-
how, and a
commitment to
excellent
craftsmanship
DESIGN
CENTERS
___________________________
Note: Check marks represent services also provided by Stock.

An Expanded Platform for Growth Significant Benefits for Shareholders

$752
$760
$942
$1,197
$1,296
2010
2011
2012
2013
2014
3/31/15 LTM
Strategic
Evolution
Financial
Evolution
Combination is a Compelling Next Step
Repositioned Around the Core
Jeff Rea joins as CEO
Acquired Bison Building Materials
Company strategically restructured
footprint focusing on most attractive
geographies
A transformational repositioning, strong execution, and strategic growth initiatives have delivered attractive returns for stakeholders
Built an Operating Platform
Introduced e-Business logistics
service platform
Launched LEAN business culture
Improved integrated supply chain
Implemented Field leadership
structure
Poised for future Profitable
Growth
Successfully executed IPO
Added capacity / capabilities
Integrated TBSG and
Chesapeake acquisitions
($58)
($31)
$2
$28
$37
$41
$1,313
Combination expected to
close Q4; accelerates
differentiated building
materials distribution
platform
Accelerated Execution on Strategic
Priorities
Expansion of structural component
facilities
Added distribution and customer
support capacity to drive growth
Additional eBusiness
investments
___________________________
Note: Red dotted items represent pro forma financials including BMC, VNS Corporation and the midpoint of the expected run-rate synergies range.
Evolution of Stock Building Supply
Net sales
Adj. EBITDA
2010
2011
2013
2014
2015
($ in millions)
2011
$2,762

$161

Creates a leading building materials distribution company with enhanced scale, national and local capabilities
Complementary
footprint:
provides
a
strong
presence
in
some
of
the
nation’s
fastest
growing regions
Expands
overall
customer
and
supplier
solutions
capabilities
with
a
synergistic
suite
of
products
and value added services
Strategies are complementary: value-added products, innovative customer solutions, strong operating platform, strategic expansion capacity
Enhances growth, margin and return profile
Earnings
accretive
in
the
first
full
year
following
closing:
combination
enables
significant synergies
Proven execution
capability:
combined company has proven management with a strong track record
Enhanced customer service with stronger field-oriented and service capabilities
Transaction
structure:
all stock merger presents opportunity for Stock shareholders to participate in the value creation
Maintains
strong
balance sheet and enhances credit quality
Provides growth
accelerators:
combined company well positioned to pursue strategic growth
initiatives, including M&A
Provides customer and talent benefits: customers benefit from combined service improvements;
employees have greater access to training, tools, and career opportunities
Combination is a Compelling Next Step
Significant
Value
Creation
Strategic
Rationale
Enhanced
Growth
Enablers

An Expanded Platform for Growth Strategic Benefits of the Transaction

Builders FirstSource
ProBuild
BMC
STOCK Building Supply
84 LUMBER
BMC
U.S. LBM
STOCK Building Supply

338
1,231
329
1,273
346
1,359
349
1,499
345
1,611
352
1,716
336
1,465
309
1,046
284
622
445
471
178
431
245
535
307
618
355
648

12

LBM 2014A Distributor Sales
(1)
Creates the #2 LBM Distributor
Significant growth capabilities and
capacity
Still meaningful expansion
opportunities
___________________________
Source: U.S. Census Bureau.
1.
BMC Financials include VNS Corporation.
2.
Builders FirstSource
8-K (April 13,2015).
3.
ProSales
Magazine sales ranking for 2014 revenue.
4.
Average housing starts from 1959 to 2014.
($ in billions)
Combination Creates a Market Leader with National Scale
A market leading building products distributor well positioned to grow profitably through the U.S.
housing recovery and beyond
(3)
(3)
(2)
2014 Starts
1,003
Peak (2005)
2,068
2014 % Growth to Peak
106.1%
2014 % Growth to Average
44.5%
Historical U.S. Housing Starts
Long Term Average: 1,449
(In thousands)
12
$2.3
$1.4
$1.4
$1.3
$6.1
$2.7
1,569
1,602
1,705
1,848
1,956
2,068
1,801
1,355
906
554
587
609
780
925
1,003
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Single
-Family
Multifamily

Sales
by
U.S.
Census
Division
(1)
Highly Complementary Footprint
Highly complementary branch networks, serving fast-growing regions …
Commentary
Presence increases from 21 to 42
metropolitan areas
Locations in 17 states representing 63% of
2014 single-family building permits
Strong capabilities with significant
expansion opportunities
Network of:
—
86 Distribution Locations
—
33 Truss and Structures Operations
—
43 Millwork Operations
—
Complementary Design Centers and
Showrooms
BMC Locations
Stock Building Supply Locations
Combined Company Footprint
___________________________
1.
2014 combined net sales including VNS Corporation.
FL
NM
TX
MT
CO
UT
ID
NV
WA
CA
NC
SC
PA
MD
VA
AR
GA
13
Mid & South
Atlantic
25%
West South
Central
37%
Mountain
20%
Pacific
18%

Stock + BMC

READY-FRAME

LESS RISK. LESS LABOR. LESS WASTE.

STOCK

STOCK

Enhanced
Capabilities
-
Focused
on
Value-Added
Products
and Services
A comprehensive suite of value-added products and services to provide clients with holistic solutions
Design Centers
Truss Manufacturing
Distribution Services
Millwork
Manufacturing
Construction
Services
Installation
Management
Truss Manufacturing
LEAN eBusiness
Millwork
Manufacturing
Stock Logistics
Solutions
eCFO
Stock Installation
Services
o
Stock Design Services
o
Stock eCommerce
38 Distribution Yards
18 Truss Manufacturing
Facilities
23 Millwork Operations
Distribution Services
48 Distribution Yards
15 Truss Manufacturing
Facilities
20 Millwork Operations
Turnkey Solutions
Turnkey Solutions
Expanding Design
Capabilities

Distribution Services
Truss Manufacturing
Millwork Manufacturing
Construction Services
Design Centers
READY-FRAME
38 Distribution Yards
18 Truss Manufacturing Facilities
23 Millwork Operations
Turnkey Solutions
Expanding Design Capabilities
Stock
BMC
Distribution Services
Truss Manufacturing
Millwork Manufacturing
Installation Management
LEAN eBusiness
Stock Logistics Solutions
eCFO
Stock Installation Services
Stock Design Services
Stock eCommerce
48 Distribution Yards
15 Truss Manufacturing Facilities
20 Millwork Operations
Turnkey Solutions

Leading talent, resources and complementary strategies to accelerate growth
Value-added Products
Differentiated Services
Low Cost / High Service Operating
Platform:
o
eBusiness
capabilities
o
Customer solutions
o
Talent productivity / enablers
Strong Balance Sheet Enables
Strategic and Accretive Expansion
Complementary Strategies
Combined … BMC and Stock have enhanced capabilities
that provide Value-Added
Products, Services and Solutions for our Customers

Attractive Value Creation for All Shareholders
EPS Accretion
Significant
Synergies
Expected to deliver attractive earnings accretion in the first full year following close
Projected
synergies
of
$30
-
$40m
annually
within
24
months
Combination and resulting synergies projected to deliver pro forma
EBITDA margins ~2x current margin profile with continued room for expansion
Increased scale, enhanced network density, exposure to high growth markets, expanded product and service offering positions combined company to continue to deliver above-market growth
Strong balance sheet and resulting financial flexibility positions the combined company for continued growth investments, including M&A
Enhanced Overall
Financial
Profile
Proposed transaction significantly enhances growth and return profile

Significant Opportunity for Synergies
Commentary
Integration strategy developed with clear objectives and well-
defined integration leadership team
Highly identifiable and achievable cost savings
Run-rate synergies of $20-$25 million within 12 months of
close, rising to $30-$40 million within 24 months
Total synergies represent up to 1.5% of combined sales
Synergies will be achieved from:
Sourcing / supply chain
Operations best practices
Optimization of branch support processes
Deployment of best-in-class technology across enterprise
Estimated costs to achieve synergies of $20-$25 million
(1)
Opportunities to accelerate growth on combined platform
through broader services and product capabilities
Estimated Run-Rate Cost Synergies
Estimated Synergies by Category
___________________________
1.
Excludes transaction costs.
17
Sourcing /
Supply Chain
~64%
SG&A &
Other Costs
~36%
($ in millions)
$20-$25
$30-$40
12 Months
24 Months

BMC

STOCK Building Supply

BMC / STOCK Building Supply

Strong Balance Sheet And Financial Flexibility
Commentary
Retain financial flexibility for growth
Pro forma 3/31/2015 debt of $363 million
$450 million revolving ABL facility with
extended maturity; less than $100 million
drawn at 3/31/15
Existing $250 million BMC 9.0% Senior
Secured Notes maturing 2018
Well positioned for continued growth
investments, including M&A
Combined company
has financial flexibility to execute on strategic initiatives and pursue additional
M&A opportunities
Cash
$16
$8
$24
Debt
$275
$88
$363
Net Debt /
LTM Adj.
EBITDA
3.1x
2.0x
2.7x
3/31/15 Pro Forma Capitalization
(1)
___________________________
1.
BMC adjusted to reflect cash and revolver borrowings used to fund the purchase of VNS Corporation in May 2015.
($ in millions)

BMC and Stock: A Compelling Strategic Combination
Creates a market leading national building products distribution platform with ability to accelerate strategic transformation
Opportunities to accelerate profitable growth on combined platform through broader customer services and product / solutions capabilities
Significant
synergies
anticipated
-
$30
to
$40
million
annually
Transaction expected to be EPS accretive in the first full year following closing
Strong balance sheet and financial flexibility support continued pursuit of attractive growth opportunities
All-stock
transaction
allows
all
shareholders
to
participate
in
value
creation
from
transaction
Attractive Value Creation for All Shareholders & Customers

Q&A

Appendix

BMC Adjusted EBITDA Schedule
___________________________
1.
Represents unaudited pro forma historical results including VNS Corporation, which was acquired by BMC in May 2015.
20
Year Ended December 31,
LTM March 15
(1)
($ in thousands)
2012
2013
2014
BMC
VNS
Total
Net (loss) income
($17,533)
$21,655
$94,032
$92,145
$2,749
$94,894
Depreciation and amortization
13,248

13,767

15,457

16,466

1,228

17,694

Interest expense
14,159

18,786

27,090

27,221

258

27,479

Income tax (benefit) expense
(6)

6,273

(65,577)

(68,273)

1,424

(66,849)

EBITDA
$9,868
$60,481
$71,002
$67,559
$5,659
$73,218
Headquarters relocation
-

-

2,054

3,431

-

3,431

Share-based compensation
2,054

2,425

3,410

3,246

-

3,246

Insurance deductible reserve adjustments
7,462

1,772

669

897

-

897

Restructuring costs
1,729

73

134

134

-

134

Loss portfolio transfer
-

-

-

2,826

-

2,826

Acquisition related costs
-

-

-

533

238

771

Discontinued operations and other
-

-

-

-

560

560

Adjusted EBITDA
$21,113
$64,751
$77,269
$78,626
$6,457
$85,083

Stock Adjusted EBITDA Schedule
___________________________
1.
LTM Results Unaudited.
21
Year Ended December 31,
($ in thousands)
2010
2011
2012
2013
2014
LTM Mar 15
(1)
Income (loss) from continuing operations
$(65,780)
$(41,931)
$(14,582)
$(5,036)
$10,087
$15,247
Interest expense
1,575
2,842
4,037
3,793
2,684
2,764
Income tax expense (benefit)
(47,463)
(22,332)
(8,084)
2,874
6,340
4,247
Depreciation and amortization
36,149
16,188
11,718
12,060
13,343
14,023
Impairment of assets held for sale
2,944
580
361
432
48
-
Public offering transaction-related costs
-
-
-
10,008
508
60
Restructuring expense
7,089
1,349
2,853
141
73
258
Non-cash stock compensation expense
288
384
1,305
1,049
2,669
2,854
Severance and other items related to store closures and business optimization
12,642
6,761
2,375
1,113
779
663
Reduction of tax indemnification asset
3,056
1,937
347
-
-
-
Management fees, acquisition costs & other items
(8,487)
3,423
1,663
1,369
358
597
Adjusted EBITDA
$(57,987)
$(30,799)
$1,993
$27,803
$36,889
$40,713

Disclaimer and Additional Information

No Offer or Solicitation
The information in this communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.
Additional Information and Where to Find It
The proposed transaction involving Stock Building Supply and BMC will be submitted to the respective stockholders of Stock Building Supply and BMC for their consideration. In connection with the merger and special meeting of Stock Building Supply’s stockholders, Stock Building Supply expects to file with the SEC a registration statement on Form S-4 (the “Registration Statement”) that will include a proxy statement/consent solicitation/prospectus (the “Proxy/Consent
Solicitation Statement/Prospectus”). The definitive Registration Statement and the Proxy/Consent Solicitation Statement/Prospectus will contain important information about the merger, the merger agreement and related matters. This communication may be deemed to be solicitation material in respect of the proposed transaction between BMC and Stock Building Supply. This communication is not a substitute for the Registration Statement, Proxy/Consent
Solicitation/Prospectus or any other documents that Stock Building Supply or BMC may file with the SEC or send to shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF STOCK BUILDING SUPPLY AND BMC ARE URGED AND ADVISED TO READ THE REGISTRATION
STATEMENT AND THE PROXY/CONSENT SOLICITATION STATEMENT/PROSPECTUS CAREFULLY WHEN THEY BECOME AVAILABLE, AS WELL AS
ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC AND ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY
WILL CONTAIN IMPORTANT INFORMATION. The Registration Statement, the Proxy /Consent Solicitation Statement/Prospectus and any other documents filed or furnished by Stock Building Supply with the SEC may be obtained free of charge at the SEC’s website (www.sec.gov). The Registration Statement, the
Proxy/Consent Solicitation Statement/Prospectus and other relevant documents will also be available to security holders, without charge, from Stock Building
Supply by going to its investor relations page on its corporate website at http://ir.stocksupply.com or from BMC by directing a request to Paul Street, Corporate
Secretary of BMC, via email or telephone (paul.street@buildwithbmc.com, (208) 331-4300.
Participants in the Merger Solicitation
Stock Building Supply, BMC, their respective directors and certain of their executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Stock Building Supply is set forth in the proxy statement for Stock Building Supply’s 2015 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2015. Information about the directors and executive officers of BMC and more detailed information regarding the identity of all potential participants, and their direct and indirect interests, by security holdings or otherwise, will be set forth in the Registration Statement and the Proxy/Consent Solicitation Statement/Prospectus. Investors may obtain additional information regarding the interests of such participants by reading the Registration Statement and the Proxy/Consent Solicitation Statement/Prospectus when they become available. You may obtain a free copy of the proxy statement for Stock Building Supply’s 2015 Annual Meeting of Stockholders by going to its investor relations page on its corporate website at http://ir.stocksupply.com. You may obtain free copies of the Registration Statement, the Proxy/Consent Solicitation
Statement/Prospectus and other relevant documents as described in the preceding paragraph.